Exhibit 23 (o)(i) under Form N-1A
                                                 Exhibit under Item 601/Reg. S-K

                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of CASH TRUST SERIES, INC. ............
and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----


/S/ JOHN F. DONAHUE                 Chairman and Director        July 28, 2000
---------------------------------
John F. Donahue                       (Chief Executive Officer)



/S/ RICHARD B FISHER                President                    July 28, 2000
---------------------------------
Richard B. Fisher

/S/ J. CHRISTOPHER DONAHUE             Executive Vice President  July 28, 2000
---------------------------------
J. Christopher Donahue                 and Director



/S/ RICHARD J. THOMAS               Treasurer                    July 28, 2000
---------------------------------
Richard J. Thomas                      (Principal Financial and
                                       Accounting Officer)



/S/ THOMAS G. BIGLEY                Director                     July 28, 2000
---------------------------------
Thomas G. Bigley

/S/ JOHN T. CONROY, JR.             Director                     July 28, 2000
---------------------------------
John T. Conroy, Jr.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----


/S/ NICHOLAS P. CONSTANTAKIS        Director                     July 28, 2000
---------------------------------
Nicholas P. Constantakis

/S/ JOHN F. CUNNINGHAM              Director                     July 28, 2000
---------------------------------
John F. Cunningham

/S/ LAWRENCE D. ELLIS, M.D.         Director                     July 28, 2000
---------------------------------
Lawrence D. Ellis, M.D.



/S/ PETER E. MADDEN                 Director                     July 28, 2000
---------------------------------
Peter E. Madden

/S/ CHARLES F. MANSFIELD, JR.       Director                     July 28, 2000
---------------------------------
Charles F. Mansfield, Jr.



/S/ JOHN E. MURRAY, JR.             Director                     July 28, 2000
---------------------------------
John E. Murray, Jr.



/S/ MARJORIE P. SMUTS               Director                     July 28, 2000
---------------------------------
Marjorie P. Smuts

/S/ JOHN S. WALSH                   Director                     July 28, 2000
---------------------------------
John S. Walsh

Sworn to and subscribed before me this 28TH day of JULY, 2000
                                      ------      -----




/S/ JANICE L. VANDENBERG
---------------------------------


Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002